As filed with the Securities and Exchange Commission on May 5, 2000
                           Registration No. 333-88613
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------


                   POST-EFFECTIVE AMENDMENT NO. 1 ON FORM S-8
                       TO FORM S-4 REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                                   VIACOM INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                                              04-2949533
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                          Identification Number)

                                  1515 Broadway
                            New York, New York 10036
                                 (212) 258-6000
       (Address, including zip code, and telephone number, including area code of Registrant's principal executive offices)

                            -------------------------


                        The Westinghouse Savings Program
                          CBS Employee Investment Fund
          Infinity Broadcasting Corporation Employees' 401(k) Plan and
         Infinity Broadcasting Corporation Employees' 401(k) Union Plan
    Amended and Restated Infinity Broadcasting Corporation Stock Option Plan Infinity Broadcasting Corporation Warrant Certificate No. 3 to Mel Karmazin
         King World 1998 Stock Option and Restricted Stock Purchase Plan
                King World 1996 Amended and Restated Stock Option
                       and Restricted Stock Purchase Plan
                        King World Salesforce Bonus Plan
             Gaylord Entertainment Company Amended and Restated 1993
                        Stock Option and Incentive Plan
             Gaylord Entertainment Company Amended and Restated 1991
                        Stock Option and Incentive Plan
       CBS Corporation Deferred Compensation and Stock Plan for Directors
                        CBS 1991 Long-Term Incentive Plan
                        CBS 1993 Long-Term Incentive Plan
                   Westinghouse 1984 Long-Term Incentive Plan
               Non-Qualified Stock Option Agreement for Leo Yochum

                           (Full titles of the Plans)
                           --------------------------

                            Michael D. Fricklas, Esq.
                            Executive Vice President,
                          General Counsel and Secretary
                                   Viacom Inc.
                                  1515 Broadway
                            New York, New York 10036
                                 (212) 258-6000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                           --------------------------

This Post-Effective Amendment on Form S-8 to Form S-4 Registration Statement relates to 71,927,276 shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), of Viacom Inc. (the "Registrant"). Such shares are issuable (i) to holders of outstanding options and warrants to purchase shares of Common Stock, par value $1.00 per share, of CBS Corporation ("CBS"), which options were assumed by the Registrant upon the effective time of the merger of CBS with and into the Registrant (the "Merger") on May 4, 2000 (the "Effective Time") and (ii) under the Westinghouse Savings Program, CBS Employee Investment Fund, Infinity Broadcasting Corporation Employees' 401(k) Plan and Infinity Broadcasting Corporation Employees' 401(k) Union Plan (the "CBS Investment Plans") which were assumed by the Registrant on the Effective Time. These shares of Class B Common Stock were originally registered on the Registrant's Registration Statement on Form S-4 to which this is an amendment; accordingly, the registration fee in respect of such Class B Common Stock was paid at the time of the original filing of the Registration Statement relating to such Class B Common Stock. Pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act") this Post-Effective Amendment also covers an indeterminate amount of interests to be offered or sold pursuant to the CBS Investment Plans.

                                EXPLANATORY NOTE

                 Pursuant to an Agreement and Plan of Merger, dated as of September 6, 1999, as amended and restated as of October 8, 1999 and as of November 23, 1999 (the "Merger Agreement"), among the Registrant, CBS Corporation ("CBS") and Viacom/CBS LLC, among other things, (i) CBS merged with and into the Registrant with the Registrant continuing as the surviving corporation, (ii) each share of common stock, par value $1.00 per share, of CBS ("CBS Common Stock"), issued and outstanding immediately prior to the Effective Time was converted into the right to receive 1.085 shares of Class B Common Stock, and (iii) at the Effective Time, shares of Class B Common Stock, rather than shares of CBS Common Stock, became issuable pursuant to the following plans:

                      CBS Investment Plans
                      --------------------
                      o  The Westinghouse Savings Program
                      o  CBS Employee Investment Fund
                      o  Infinity Broadcasting Corporation Employees' 401(k)
                         Plan
                      o Infinity Broadcasting Corporation Employees' 401(k) Union Plan

                      CBS Option Plans
                      ----------------
                      o Amended and Restated Infinity Broadcasting Corporation Stock Option Plan
                      o Infinity Broadcasting Corporation Warrant Certificate No. 3 to Mel Karmazin
                      o King World 1998 Stock Option and Restricted Stock Purchase Plan
                      o King World 1996 Amended and Restated Stock Option and Restricted Stock Purchase Plan
                      o  King World Salesforce Bonus Plan
                      o Gaylord Entertainment Company Amended and Restated 1993 Stock Option and Incentive Plan
                      o Gaylord Entertainment Company Amended and Restated 1991 Stock Option and Incentive Plan
                      o CBS Corporation Deferred Compensation and Stock Plan for Directors
                      o  CBS 1991 Long-Term Incentive Plan
                      o  CBS 1993 Long-Term Incentive Plan
                      o  Westinghouse 1984 Long-Term Incentive Plan
                      o  Non-Qualified Stock Option Agreement for Leo Yochum

                 Viacom hereby amends its Registration Statement (the "Registration Statement") on Form S-4 (No. 333-88613), filed with the Securities and Exchange Commission on November 24, 1999, by filing this Post-Effective Amendment No. 1 on Form S-8 (the "Post-Effective Amendment") relating to 64,015,000 shares of Class B Common Stock issuable upon the exercise of options and warrants to acquire or receive shares of Class B Common Stock pursuant to the provisions of the CBS Option Plans and 7,912,276 shares of Class B Common Stock available under the CBS Investment Plans. Pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this Post-Effective Amendment also covers an indeterminate amount of interests to be offered or sold pursuant to the CBS Investment Plans.

                                     Part I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS



Item 1.       Plan Information.*

Item 2.       Registrant Information and Employee Plan Annual Information.*





























----------

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act, and the "Note" to Part I of Form S-8.

                                     Part II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.          Incorporation of Documents by Reference.

                 The following documents filed with the Securities and Exchange Commission (the "Commission") by the Registrant are hereby incorporated by reference into this Registration Statement:

                 (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as amended by Amendment No. 1 to the Annual Report on Form 10-K/A dated April 28, 2000;

                 (b) Current Report on Form 8-K dated May 4, 2000;

                 (c) The description of the Registrant's Class B Common Stock contained in the Registrant's joint proxy statement/prospectus included in the Registration Statement.

                 (d) Joint proxy statement/prospectus filed by the Registrant and CBS on November 24, 1999.

                 The following documents filed with the Commission by CBS are hereby incorporated by reference into this Registration Statement:

                 (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as amended by Amendment No. 1 to the Annual Report on Form 10-K/A dated April 28, 2000.;

                 (b) Annual Report on Form 11-K for the Westinghouse Savings Program for the fiscal year ended December 31, 1998.

                 (c) Annual Report on Form 11-K for the CBS Employee Investment Fund for the fiscal year ended December 31, 1998.

                 (d) Annual Report on Form 11-K for the Infinity Broadcasting Corporation Employees' 401(k) Plan for the fiscal year ended December 31, 1998.

                 (e) Annual Report on Form 11-K for the Infinity Broadcasting Corporation Employees' 401(k) Union Plan for the fiscal year ended December 31, 1998.

                 All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment to this Post-Effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part thereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.          Description of Securities.

                 Not applicable.


Item 5.          Interests of Named Experts and Counsel.

                 Not applicable.


Item 6.          Indemnification of Directors and Officers.

                 Section 102(b)(7) of the Delaware General Corporation Law ("DGCL") allows a corporation to include in its certificate of incorporation a provision eliminating the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except in cases where the director breached his or her duty of loyalty to the corporation or its stockholders, failed to act in good faith, engaged in intentional misconduct or a knowing violation of the law, willfully or negligently authorized the unlawful payment of a dividend or approved an unlawful stock redemption or repurchase or obtained an improper personal benefit. The Registrant's Restated Certificate of Incorporation (the "Viacom Charter") contains provisions that eliminate directors' personal liability, in certain circumstances.

                 Section 1 of Article VI of the Viacom Charter provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he or she is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent (including trustee) of another corporation, partnership, joint venture, trust or other enterprise, against judgments, fines, amounts paid in settlement and expenses (including attorneys' fees), actually and reasonably incurred by him in connection with such action, suit or proceedings if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Registrant, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                 Section 2 of Article VI of the Viacom Charter provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability and in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which the court shall deem proper.

                 Section 4 of Article VI of the Viacom Charter provides that any indemnification made pursuant to the above provisions (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct as set forth above. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceedings, even though less than a quorum, or (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or
(4) by the stockholders of the Registrant entitled to vote thereon.

                 The Viacom Charter provides that to the extent that a present or former director, officer, employee or agent of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by that person in connection therewith. The indemnification and advancement of expenses provided by, or granted pursuant to, the indemnification provisions of the Viacom Charter shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in that person's official capacity and as to action in another capacity while holding such office. Without limiting the foregoing, the Registrant is authorized to enter into an agreement with any director, officer, employee or agent of the Registrant providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened pending or completed actions, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Registrant, that arises by reason of the fact that such person is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, except that no such agreement shall provide for indemnification for any actions that constitute fraud, actual dishonesty or willful misconduct.

                 The Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Registrant would have the power to indemnify him against such liability under the provisions of Article VI of the Viacom Charter.

                 Pursuant to Section 7 of Article VI of the Viacom Charter, the Registrant has purchased certain liability insurance for its officers and directors as permitted by Section 145(g) of the DGCL.

Item 7.          Exemption from Registration Claimed.

                 Not applicable.


Item 8.          Exhibits.

                 See Exhibit Index.

                 The Registrant has submitted the CBS Investment Plans to the Internal Revenue Service (the "IRS") in a timely manner for a determination as to the qualification of the CBS Investment Plans under Sections 401(k) and 501(a) of the Internal Revenue Code of 1986, as amended, and the Registrant will cause all changes required by the IRS to be made to maintain the qualification of the CBS Investment Plans.

Item 9.          Undertakings.

                 (a) The undersigned Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                 (2) That, for the purpose of determining any liability under the Securities Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                 (b) The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the Registration

Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on May 6, 2000.

                                        VIACOM INC.
                                        (Registrant)


                                        By: /s/    Michael D. Fricklas
                                           -------------------------------------
                                           Name:   Michael D. Fricklas
                                           Title:  Executive Vice President,
                                                   General Counsel and Secretary

                 Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement has been signed by the following persons in the capacities indicated on the 5th day of May, 2000.

      Signature                                  Capacity


                 *
-------------------------------------            Director
George S. Abrams


                 *
-------------------------------------            Director
George H. Conrades


                 *
-------------------------------------            Director
Philippe P. Dauman


                 *
-------------------------------------            Director
Thomas E. Dooley


                 *
-------------------------------------            Director
William H. Gray III


                 *
-------------------------------------            Director, President and
Mel Karmazin                                     Chief Operating Officer

                 *
-------------------------------------            Director
Jan Leschly


                 *
-------------------------------------            Director
David T. McLaughlin


                 *
-------------------------------------            Director
Leslie Moonves


                 *
-------------------------------------            Director
Ken Miller


                 *
-------------------------------------            Director
Brent D. Redstone


                 *
-------------------------------------            Director
Shari Redstone


                 *
-------------------------------------            Director, Chairman of the Board
Sumner M.  Redstone                              and Chief Executive Officer,
                                                 (Principal Executive Officer)


                 *
-------------------------------------            Executive Vice President and
Fredric G. Reynolds                              Chief Financial Officer
                                                 (Principal Financial Officer)


                 *
-------------------------------------            Director
Frederic V. Salerno


                 *
-------------------------------------            Director
William Schwartz


                 *
-------------------------------------            Director
Ivan Seidenberg


                 *
-------------------------------------            Director
Patty Stonesifer


                 *
-------------------------------------            Director
Robert D. Walter

                 *
-------------------------------------            Vice President, Controller and
Susan C. Gordon                                  Chief Accounting Officer
                                                 (Principal Accounting Officer)






*By: /s/  Michael D. Fricklas                           May 5, 2000
    -------------------------------
    Michael D. Fricklas
    Attorney-in-Fact

                 Westinghouse Savings Program. Pursuant to the requirements of the Securities Act, the trustee (or other persons who administer the employee benefit plan) have duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 5th day of May, 2000.

                                   WESTINGHOUSE SAVINGS PROGRAM


                                     By: /s/   William A. Roskin
                                        ---------------------------------------
                                        Name:  William A. Roskin
                                        Title: Executive Vice President, Human
                                               Resources and Administration,
                                               Viacom Inc.



                 CBS Employee Investment Fund. Pursuant to the requirements of the Securities Act, the trustee (or other persons who administer the employee benefit plan) have duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 5th day of May, 2000.

                                   CBS EMPLOYEE INVESTMENT FUND


                                     By: /s/   William A. Roskin
                                        ---------------------------------------
                                        Name:  William A. Roskin
                                        Title: Executive Vice President, Human
                                               Resources and Administration,
                                               Viacom Inc.



                 Infinity Broadcasting Corporation Employees' 401(k) Plan. Pursuant to the requirements of the Securities Act, the trustee (or other persons who administer the employee benefit plan) have duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 5th day of May, 2000.

                                   INFINITY BROADCASTING CORPORATION
                                   EMPLOYEES' 401(k) PLAN


                                     By: /s/   William A. Roskin
                                        ---------------------------------------
                                        Name:  William A. Roskin
                                        Title: Executive Vice President, Human
                                               Resources and Administration,
                                               Viacom Inc.

                 Infinity Broadcasting Corporation Employees' 401(k) Union Plan. Pursuant to the requirements of the Securities Act, the trustee (or other persons who administer the employee benefit plan) have duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 5th day of May, 2000.

                                   INFINITY BROADCASTING CORPORATION
                                   EMPLOYEES' 401(k) UNION PLAN


                                     By:/s/    William A. Roskin
                                        ---------------------------------------
                                        Name:  William A. Roskin
                                        Title: Executive Vice President, Human
                                               Resources and Administration,
                                               Viacom Inc.

                                  Exhibit Index

Exhibit No.       Description of Document

4.1 Restated Certificate of Incorporation of Viacom Inc. (incorporated by reference to Exhibit 3.1 to Amendment No. 3 to the Registrant's Registration Statement on Form S-4 filed by the Registrant on November 24, 1999 (Registration No. 333-88613)).

4.2 By-laws of Viacom Inc. (incorporated by reference to Exhibit 3.2 to Amendment No. 3 to the Registrant's Registration Statement on Form S-4 filed by the Registrant on November 24, 1999 (Registration No. 333-88613)).

4.3 Agreement and Plan of Merger, dated as of September 6, 1999, as amended and restated as of October 8, 1999 and as of November 23, 1999, among Viacom Inc., CBS Corporation and Viacom/CBS LLC (incorporated by reference to Amendment No. 3 to the Registration Statement on Form S-4 filed by the Registrant on November 24, 1999 (Registration No. 333-88613)).

4.4*          CBS 1993 Long-Term Incentive Plan, amended as of July 28, 1999.

4.5*          CBS 1991 Long-Term Incentive Plan, amended as of July 28, 1999.

4.6 Westinghouse 1984 Long-Term Incentive Plan, amended as of November 1, 1996 (incorporated by reference to Exhibit 10(c) to Form 10-Q of CBS Corporation for the quarter ended September 30, 1996).

4.7* CBS Corporation Deferred Compensation and Stock Plan for Directors, amended as of July 28, 1999.

4.8 Amended and Restated Infinity Broadcasting Corporation Stock Option Plan (incorporated by reference to Exhibit 4.4 to CBS Corporation's Registration Statement on Post-Effective Amendment No. 1 on Form S-8 to Form S-4 by CBS Corporation on January 2, 1997 (Registration No. 333-13219)).

4.9 Infinity Broadcasting Corporation Warrant Certificate No. 3 to Mel Karmazin (incorporated by reference to Exhibit 4.6 to CBS Corporation's Registration Statement on Post-Effective Amendment No. 1 on Form S-8 to Form S-4 filed by CBS Corporation on January 2, 1997 (Registration No. 333-13219)).

4.10 King World 1998 Stock Option and Restricted Stock Purchase Plan (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of King World Productions, Inc. for the quarter ended March 31, 1999).

4.11 King World 1996 Amended and Restated Stock Option and Restricted Stock Purchase Plan (incorporated by reference to Exhibit 10.11 to the Annual Report on Form 10-K of King World Productions, Inc. for the fiscal year ended August 31, 1997).

4.12          King World Salesforce Bonus Plan (incorporated by reference to
              Exhibit 10.2 to King World Productions, Inc.'s Registration Statement on Form S-8 filed by King World Production, Inc. on April 22, 1997 (Registration No. 333-11363)).

4.13 Gaylord Entertainment Company Amended and Restated 1993 Stock Option and Incentive Plan (incorporated by reference to Exhibit
              10.4 to the Quarterly Report on Form 10-Q of Gaylord Entertainment Company for the quarter ended September 30, 1995).

4.14 Gaylord Entertainment Company Amended and Restated 1991 Stock Option and Incentive Plan (incorporated by reference to Exhibit
              10.3 to the Quarterly Report on Form 10-Q of Gaylord Entertainment Company for the quarter ended September 30, 1995).

4.15*         The Westinghouse Savings Program.

4.16*         CBS Employee Investment Fund.

4.17*         Infinity Broadcasting Corporation Employees' 401(k) Plan.

4.18*         Infinity Broadcasting Corporation Employees' 401(k) Union Plan.

4.19*         Non-Qualified Stock Option Agreement for Leo Yochum.

5.1** Opinion of Michael D. Fricklas, Executive Vice President, General Counsel and Secretary of the Registrant, as to the legality of the securities being registered.

23.1*         Consent of Arthur Andersen LLP.

23.2*         Consent of PricewaterhouseCoopers LLP.

23.3*         Consent of KPMG LLP.

23.4*         Consent of Mitchell & Titus, LLP.

23.5 Consent of Michael D. Fricklas, Executive Vice President, General Counsel and Secretary of the Registrant (included in Exhibit 5.1).

24*           Powers of Attorney.

------------------
* Filed herewith.

**  Previously filed.